UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 27, 2011
EDAC TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-33507	39-1515599

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
1806 New Britain Avenue, Farmington, CT 06032
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 860-677-2603
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 27, 2011, EDAC Technologies Corporation held its 2011 Annual Meeting of Shareholders. Shareholders submitting votes for the meeting approved the EDAC Technologies Corporation 2011 Equity Incentive Plan (the “Plan”). The Company’s Board of Directors had previously adopted the Plan on March 8, 2011, subject to the approval of the Company’s shareholders. The Company has reserved 200,000 shares of common stock for issuance under the Plan. A more detailed description of the terms of the Plan can be found in the Company’s definitive Proxy Statement on Schedule 14A, in the section of the Proxy Statement entitled “Proposal No. 2 — Approval of the EDAC Technologies Corporation 2011 Equity Incentive Plan,” which was filed with the Securities and Exchange Commission on March 16, 2011, and is incorporated by reference herein. The foregoing summary and the summary incorporated by reference from the Proxy Statement are qualified in their entirety by the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference. The Plan became effective on April 27, 2011, upon approval by shareholders.
Item 5.07 Submission of Matters to a Vote of Security Holders.
EDAC Technologies Corporation (the “Corporation”) held its 2011 Annual Meeting of Shareholders on April 27, 2011 (the “Annual Meeting”). As of March 2, 2011, the record date for the meeting, 4,924,469 shares of the Corporation’s Common Stock were issued and outstanding. A quorum of 4,447,242 shares of Common Stock were present or represented at the meeting. At the Annual Meeting, three proposals were submitted to, and approved by, the Corporation’s shareholders. The proposals are described in more detail in the Corporation’s definitive proxy statement dated March 21, 2011 for the Annual Meeting. The final voting results are as follows:
Proposal No. 1
     The Corporation’s shareholders elected the following seven directors to serve until the next succeeding annual meeting of shareholders and until their respective successors are duly elected. The voting results are set forth below:

	For	Authority Withheld	Broker Non-Vote
Lee K. Barba	2,616,898	192,415	1,637,929
Joseph Lebel	2,617,707	191,606	1,637,929
Dominick A. Pagano	2,680,116	129,197	1,637,929
John A. Rolls	2,677,086	132,227	1,637,929
Christopher R. Sansone	2,653,554	155,759	1,637,929
Ross C. Towne	2,671,646	137,667	1,637,929
Daniel C. Tracy	2,556,837	252,476	1,637,929

Proposal No. 2
     The Corporation’s shareholders approved the EDAC Technologies Corporation 2011 Equity Incentive Plan. The voting results are set forth below:

For	Against	Abstained	Broker Non-Vote
2,491,595	235,874	81,844	1,637,929
Proposal No. 3
     The Corporation’s shareholders ratified the appointment of CCR LLP as the Corporation’s independent auditors for the fiscal year ending December 31, 2011. The voting results are set forth below:

For	Against	Abstained	Broker Non-Vote
4,344,889	30,075	72,278	—
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following Exhibit is included herewith:

Exhibit
Number	Exhibit Description
10.1	EDAC Technologies Corporation 2011 Equity Incentive Plan
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDAC TECHNOLOGIES CORPORATION
Date: April 29, 2011	By:	/s/ Glenn L. Purple
Vice President-Finance and Chief
Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	EDAC Technologies Corporation 2011 Equity Incentive Plan